Investor Presentation NASDAQ: KRNY November 2019 Exhibit 99.1

This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, technological changes, competition among financial services providers and, the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. Forward Looking Statements

Founded in 1884 6th largest New Jersey-based financial institution by assets 48 branches in 11 counties throughout northern and central New Jersey and New York City Ample opportunity for organic growth in existing markets Top 15 deposit market share in the counties of Bergen, Hudson, Passaic, Ocean, and Monmouth, New Jersey² Attractive markets: projected 2019 median household income of $85,562 vs. $63,174 nationwide Active acquirer Completed 6 bank acquisitions since 1999 Kearny Financial Corp. As of November 8, 2019 As of June 30, 2019 Source: S&P Global Market Intelligence, Company Filings Corporate Headquarters Fairfield, NJ 07004 Existing Branch Locations New Branch Locations PENNSYLVANIA NEW YORK CUMBERLAND CAPE MAY ATLANTIC BURLINGTON GLOUCESTER SALEM CAMDEN MERCER HUNTERDON SOMERSET WARREN SUSSEX PASSAIC MORRIS ESSEX UNION MONMOUTH OCEAN RICHMOND KINGS HUDSON BERGEN MIDDLESEX NEW JERSEY

Investment Rationale Conservative lending practices and strong credit culture result in outstanding asset quality metrics Improving profitability, operating efficiency and performance metrics Investment in, and strategy built upon, technology and innovation Highly attractive deposit market demographics Robust capital levels and history of capital returns via share repurchases & dividends History of successfully evaluating, executing and integrating acquisitions Experienced and dedicated Board and management team with deep bench strength in all key areas

Sizable public float and strong liquidity Average daily trading volume of 300,163 shares¹ Index membership Russell 2000, ABA Nasdaq Indices, Nasdaq Bank Index Track record of capital returns Over $500 million of capital returned to shareholders since fiscal 2016 Capital Strength One-year average daily trading volume as of November 8, 2019 Capital Returned to Shareholders ($000)

Normalizing Capital Ratios Tier 1 Leverage Ratio Tier 1 Risk Based Capital Ratio Peer group is defined on page 15 Source: S&P Global Market Intelligence; Bank level financial numbers used where unavailable at the holding company Total Risk-Based Capital Ratio

Improving Performance Metrics Net Income & Return on Assets1 Efficiency Ratio Return on Equity1 Although management believes these non-GAAP measures are useful to investors by providing a greater level of understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. 1) FY2018 GAAP ROAA was 0.37% and GAAP ROAE was 1.81%, core ROAA and ROAE includes adjustments for after tax merger expenses of $5.1MM, reduction of $3.5MM in the value of deferred tax assets and $769K reduction in current income tax expense related to the passage of the Tax Cuts and Jobs Act. FY2019 GAAP ROAA was 0.63% and ROAE was 3.52% and was adjusted for $1.2MM of branch consolidation expense. FY2020 GAAP ROAA was 0.68% and ROAE was 4.08% and was adjusted for $475K of branch consolidation expense. Earnings per Share

Loan Portfolio Growth Kearny Financial Corp. Historical Loan Growth (dollars in millions) 3.25-Year CAGR: 18.2% Fiscal 2020 focused on Recruiting seasoned lenders to expand upon existing expertise in C&I, SBA and construction lending Lifting out small teams of residential lenders to fill in strategic gaps in current footprint Opportunistic utilization of mortgage banking platform: sell or portfolio residential mortgage loans as desired

Loan Portfolio Composition $4.6 billion in loans receivable, representing 69.3% of assets Emphasis on loan portfolio diversification Average loan-to-value (LTV)1: 1-4 Family 48.6% Multifamily60.9% CRE46.4% Construction & Land44.5% Home Equity36.9% September 30, 2019 Loan Portfolio Loan Portfolio Geographic Distribution1 1) As of 6/30/19

Conservative underwriting standards, dedicated special assets group and prompt attention to potential problem loans supports a track record of consistently strong asset quality metrics ALLL coverage ratio declined in fiscal 2018 due to acquisition-related purchase accounting adjustments Strong Asset Quality NCOs / Average Loans Nonaccrual, 90+ Past Due & OREO / Assets Loan Loss Reserves / Gross Loans 1) Peer group is defined on page 15 Note: Peer comparison periods changed to conform to Kearny Financial Corp.’s fiscal periods; MRQ NCOs/average loans shown for peers

Deposits $4.20 billion in deposits as of September 30, 2019 Consolidated 7 branches in calendar year 2019 with negligible loss in deposits Forthcoming expansion in attractive deposit markets (Cliffside Park, North Bergen, Staten Island NY) Shifting deposit base towards more valuable, lower cost core deposit relationships September 30, 2019 Deposit Portfolio Deposit Portfolio Trend (in $000)

M&A History and Strategy Experienced acquirer and integrator, having successfully completed 6 bank acquisitions over the past 20 years Opportunistic acquisition strategy with a focus on Low premium deals Similar or complementary business models Expansion in existing or contiguous markets Cultural compatibility Sensitive to key merger metrics such as TBV dilution and earn-back periods

Grow & diversify loan portfolio C&I / SBA Construction Grow & diversify deposit base Expanded treasury management suite Utilization of CRM to expand relationships & target single service clients Leverage technology, including online account opening Continual improvement of the client experience Expand fee income sources Mortgage banking platform - sell or portfolio loan production SBA loan origination - sell or retain guaranteed portion Currently evaluating alternative investment program Control operating expenses Continuous branch rationalization Organizational and product profitability analysis Technology enhancements to improve operating efficiency FY 2020 Strategic Focus

FY 2020 Strategic Focus Continue to prudently deploy capital Dividends - $0.37 paid during fiscal 2019, representing an 81% payout ratio Share repurchases - 33.6 million shares repurchased through 9/30/2019 Mergers & acquisitions Acquire top-tier talent Seasoned bankers Entrepreneurial spirit Technology savvy

Digital Transformation

- Recent digital deployments
  - Online account opening
  - Digital wallet (Apple Pay / Google Pay)
  - Credit score monitoring
  - Newly redesigned mobile optimized website
  - EnAct Customer Relationship Management (CRM)
- Current initiatives
  - Bank-wide Data Analytics platform
  - Enhanced escrow management solution
  - Commercial loan origination system
  - Streamlined mortgage application and document collection platform
  - Intelligent ATM's (ITM)
  - Zelle P2P payment system
  - Digital account switching platform
  - Strategic investment in, and partnership with, FinTech firms

Mobile Banking users + 45% year over year[1]

Mobile Banking transactions + 35% year over year[1]

Online Banking users + 29% year over year[1]

Card Valet users + 96% year over year[1]

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1) Statistics as of 6/30/2019

Peer Group Valuation Comparison Note: Market data as of November 8, 2019 Source: S&P Global Intelligence

Management Team

Name	Title	Years in Banking	Years at KRNY	Selected Biography with KRNY
Craig L. Montanaro	President & Chief Executive Officer	31	16	Mr. Montanaro was appointed to serve on the Board of Directors of Kearny Financial Corp. and Kearny Bank in 2010. He was appointed President and Chief Executive Officer of Kearny Financial and Kearny Bank in April 2011. Prior to that time, he had served as President and Chief Operating Officer since April 2010. Mr. Montanaro joined Kearny Bank in 2003 when Kearny acquired West Essex Bank where he served as Senior Vice President and Chief Operating Officer.
Eric B. Heyer	Senior Executive Vice President & Chief Operating Officer	34	10	Mr. Heyer was appointed Senior Executive Vice President and Chief Operating Officer in July 2018, having previously served as Executive Vice President and Chief Financial Officer since April 2014 and as Senior Vice President and Chief Financial Officer since April 2011. He became First Vice President and Chief Accounting Officer of Kearny Bank in July 2009.
Keith Suchodolski	Executive Vice President and Chief Financial Officer	18	6	Mr. Suchodolski was appointed Executive Vice President and Chief Financial Officer in July 2018, having previously served as Senior Vice President, Corporate Finance and Chief Accounting Officer since March 2018, Senior Vice President and Controller since June 2014.
Patrick M. Joyce	Executive Vice President and Chief Lending Officer	34	20	Mr. Joyce was appointed Executive Vice President and Chief Lending Officer in April 2014, previously serving as Senior Vice President and Chief Lending Officer of Kearny Bank since 2002 and as Vice President of Loan Originations from 1999 to 2002. He joined Kearny Bank when South Bergen Savings Bank was acquired by Kearny Bank in 1999.
Erika K. Parisi	Executive Vice President and Chief Administrative Officer	28	20	Ms. Parisi was appointed Executive Vice President and Chief Administrative Officer in July 2019, having previously served as Executive Vice President and Director of Customer Relationship Management Analytics of Kearny Bank since June 2016. She has also served as Executive Vice President and Branch Administrator of Kearny Bank since April 2014.
Anthony V. Bilotta, Jr.	Executive Vice President and Chief Banking Officer	38	1	Mr. Bilotta, Jr. was appointed Executive Vice President and Chief Banking Officer of Kearny Bank in June 2018. Mr. Bilotta previously served as Executive Vice President and Director of Retail Banking of Peapack Gladstone Bank.
Thomas D. DeMedici	Executive Vice President and Chief Credit Officer	35	9	Mr. DeMedici was appointed Executive Vice President and Chief Credit Officer of Kearny Bank in June 2017, having previously served as Senior Vice President and Chief Credit Officer of Kearny Bank since September 2010.
John V. Dunne	Executive Vice President and Chief Risk Officer	40+	3	Mr. Dunne was appointed Executive Vice President and Chief Risk Officer on July 1, 2019. He previously served as Senior Vice President and Chief Risk Officer since March 2016. Mr. Dunne has over forty years' experience in banking, primarily in management positions regarding internal audit and risk management.
Timothy A. Swansson	Executive Vice President and Chief Technology and Innovation Officer	16	16	Mr. Swansson was appointed Executive Vice President and Chief Technology and Innovation Officer of Kearny Bank in July 2019. He previously served as Senior Vice President and Chief Technology and Innovation Officer of Kearny Bank since 2017 and had also served as Senior Vice President and Chief Technology Officer; Senior Vice President and Director of Information Technology; and 1st Vice President and Director of Information Technology.